Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Emerging Economies Fund

(the “Fund”)

Supplement dated April 21, 2017, to the Fund’s

Summary Prospectus dated October 1, 2016, as supplemented and amended to date

In the section entitled “Fund Summary: Emerging Economies Fund – Investment Adviser,” the table under the heading “Portfolio Managers” with respect to J.P. Morgan Investment Management Inc. (“JPMIM”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Anuj Arora	2011	Managing Director
George Iwanicki	2011	Managing Director
Joyce Weng	2017	Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.